UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-21630

                                         Alpha Core Strategies Fund

(Exact name of registrant as specified in charter)

50 South LaSalle Street

                             Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Jeffrey R. Buth

President and Principal Executive Officer

Alpha Core Strategies Fund

50 South LaSalle Street

                             Chicago, IL 60603

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 630-6000

Date of fiscal year end: March 31

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

ALPHA CORE STRATEGIES FUND

2	STATEMENT OF ASSETS AND LIABILITIES

3	SCHEDULE OF INVESTMENTS

5	STATEMENT OF OPERATIONS

6	STATEMENTS OF CHANGES IN NET ASSETS

7	STATEMENT OF CASH FLOWS

8	FINANCIAL HIGHLIGHTS

9	NOTES TO THE FINANCIAL STATEMENTS

13	UNITHOLDER UPDATE

30	OFFICERS

31	FOR MORE INFORMATION

NOT FDIC INSURED
May lose value/No bank guarantee

SEMIANNUAL REPORT  1  ALPHA CORE STRATEGIES FUND

ALPHA CORE STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES	SEPTEMBER 30, 2022 (UNAUDITED)

Rounded to thousands, except per unit data
ASSETS:
Investments in Sub-Funds, at fair value (Cost $490,862,000)	$614,408,000
Cash and cash equivalents	9,038,000
Deposits on pending investments in Sub-Funds	6,000,000
Receivable for investments in Sub-Funds sold	30,111,000
Receivable for dividends on cash equivalents	11,000
Prepaid and other assets	140,000
Total Assets	659,708,000

LIABILITIES:
Capital subscriptions received in advance	8,900,000
Payable for fund units redeemed	14,174,000
Payable to affiliate:
Investment management fees	1,646,000
Trustees’ fees and expenses	44,000
Borrowings payable	900,000
Other accrued liabilities	377,000
Total Liabilities	26,041,000

Net Assets	$633,667,000

ANALYSIS OF NET ASSETS:
Net Capital	$330,597,000
Distributable earnings	303,070,000
Net Assets	$633,667,000

Units Outstanding (unlimited authorization)	31,123,000
Net Asset Value, Per Unit	$20.36

See Notes to the Financial Statements.

ALPHA CORE STRATEGIES FUND  2  SEMIANNUAL REPORT

ALPHA CORE STRATEGIES FUND

SCHEDULE OF INVESTMENTS	SEPTEMBER 30, 2022 (UNAUDITED)

VALUE (ROUNDED TO THOUSANDS)
SUB-FUNDS – 97.0%
Credit/Distressed – 24.4% (Cost $123,963,000)
140 Summer Partners Onshore LP	$26,836,000
AG Corporate Credit Opportunities Fund, L.P.	22,954,000
Antara Capital Onshore Fund LP	22,657,000
Diameter Onshore Fund LP	29,862,000
Nut Tree Offshore Fund, Ltd.	23,701,000
Tresidor Europe Credit Fund LP	28,329,000
Wasserstein Debt Opportunities Fund, LP*	488,000

154,827,000

Global Macro – 4.4% (Cost $14,232,000)
Gemsstock Fund	27,761,000

Non-U.S. Equity Hedge – 8.8% (Cost $36,370,000)
Anatole Partners Ltd.*	17,205,000
BlackRock Emerging Frontiers Fund Ltd	20,122,000
TIG Zebedee Core Fund Limited	18,367,000

55,694,000

Opportunistic – 3.4% (Cost $20,999,000)
Bellus Ventures II LP	8,525,000
Downriver SPC Ltd., For And On Behalf Of Its Segregated Portfolio B	2,534,000
FourWorld Special Opportunities Fund, LLC*	10,491,000

21,550,000

Relative Value Multi-Strategy – 25.9% (Cost $132,951,000)
Acasta Global Fund LP	23,181,000
AG Mortgage Value Partners, L.P.	25,347,000
Frere Hall Fund	17,727,000
Investcorp Interlachen Multi-Strategy Fund, LLC*	3,000
Mariner Atlantic Multi-Strategy Fund, L.P.	24,517,000
Old Orchard Credit Fund, Ltd.	23,390,000
Opti Opportunity Fund, LP	23,974,000
Varadero Partners, L.P.	26,006,000

164,145,000

		VALUE (ROUNDED TO THOUSANDS)
SUB-FUNDS – 97.0% continued
Sector Hedge – 8.7% (Cost $43,366,000)
Asturias Fund LP		$17,939,000
Avidity Capital Fund, LP		19,516,000
Camber Capital Fund L.P.		17,871,000

		55,326,000

Special Situations – 13.1% (Cost $71,245,000)
Engine No. 1 Perennial Total Value Fund, LP		23,110,000
HG Vora Special Opportunities Fund LP		21,550,000
Nekton Global Fund Limited		11,224,000
Pentwater Merger Arbitrage Fund Ltd.		26,858,000

		82,742,000

U.S. Equity Hedge – 8.3% (Cost $47,736,000)
BBCM Offshore Fund Ltd.		18,746,000
Stamina Fund Ltd.		16,627,000
TPG Public Equity Partners-A, L.P.		16,990,000

		52,363,000

Total Investments In Sub-Funds (Cost $490,862,000)		$614,408,000

NUMBER OF SHARES		VALUE (ROUNDED TO THOUSANDS)
CASH EQUIVALENT – 1.4%
Goldman Sachs Financial Square Government Fund Institutional Shares 2.93%(1)	9,038,000	$9,038,000

Total Cash Equivalent (Cost $9,038,000)		$9,038,000

TOTAL INVESTMENTS – 98.4% (Cost $499,900,000)		$623,446,000
Other Assets less Liabilities – 1.6%		10,221,000
NET ASSETS - 100.0%		$633,667,000

(1)	7-day simple yield as of September 30, 2022 is disclosed.
*

During the current year, a portion or all of the underlying investments’ value in these Sub-Funds were held in a side-pocket arrangement. The Fund will not be able to redeem such value from any particular underlying investment until such amount is released from its respective side-pocket arrangement. In the aggregate, approximately 2.03% of the Fund’s net assets are in side-pocket arrangements. The Fund is not able to estimate the timing of receipt of such amounts.

Percentages shown are based on net assets.

Sub-Fund investments are non-income producing.

See Notes to the Financial Statements.

SEMIANNUAL REPORT  3  ALPHA CORE STRATEGIES FUND

ALPHA CORE STRATEGIES FUND

SCHEDULE OF INVESTMENTS continued	SEPTEMBER 30, 2022 (UNAUDITED)

At September 30, 2022, the investment strategies of Sub-Funds as a percentage of the Fund’s net assets were as follows:

STRATEGY WEIGHTINGS	PERCENTAGE
Credit/Distressed	24.4%
Global Macro	4.4
Non-U.S. Equity Hedge	8.8
Opportunistic	3.4
Relative Value Multi-Strategy	25.9
Sector Hedge	8.7
Special Situations	13.1
U.S. Equity Hedge	8.3
Cash Equivalent and Other Assets less Liabilities	3.0

Total	100.0%

At September 30, 2022, the Fund’s Sub-Funds investments were domiciled as follows:

COUNTRIES	COST	VALUE
Cayman Islands – 35.4%	$161,007,000	$224,262,000
United States – 61.6%	329,855,000	390,146,000

Total	$490,862,000	$614,408,000

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The Fund’s investment in the Goldman Sachs Financial Square Government Fund, an open-end investment company, is valued at its net asset value and is classified as Level 1 in the fair value hierarchy under Accounting Standard Codification 820, Fair Value Measurement. All other Sub-Funds were valued at fair value, considering the net asset value per share (or its equivalent) provided to the Fund by the Sub-Fund as a practical expedient for fair value, and have not been classified in the fair value hierarchy. See Note 7 in the Notes to the Financial Statements for further risk and liquidity information of the Fund’s underlying investments by major category.

The Fund is not able to obtain complete investment holdings details on each of the Sub-Funds held within the Fund’s portfolio in order to determine whether the Fund’s proportional share of any investments held by the Sub-Funds exceeds 5% of the net assets of the Fund as of September 30, 2022.

See Notes to the Financial Statements.

ALPHA CORE STRATEGIES FUND  4  SEMIANNUAL REPORT

ALPHA CORE STRATEGIES FUND

STATEMENT OF OPERATIONS	FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)

Rounded to thousands
INVESTMENT INCOME:
Dividend income	$32,000
Total Investment Income	32,000

EXPENSES:
Investment management fees	3,335,000
Administration fees and expenses	158,000
Custody and accounting fees	54,000
Audit and tax fees	105,000
Insurance	83,000
Legal fees	177,000
Trustees’ fees and expenses	108,000
Commitment fees	143,000
Interest expense	47,000
Other	85,000
Total Expenses	4,295,000

Net Investment Loss	(4,263,000)

NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	4,532,000
Net change in unrealized appreciation on investments	(29,307,000)
Net Loss on Investments	(24,775,000)

Net Decrease in Net Assets Resulting from Operations	$(29,038,000)

See Notes to the Financial Statements.

SEMIANNUAL REPORT  5  ALPHA CORE STRATEGIES FUND

ALPHA CORE STRATEGIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

Rounded to thousands	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	FISCAL YEAR ENDED MARCH 31, 2022
OPERATIONS:
Net investment loss	$(4,263,000)	$(8,966,000)
Net realized gain on investments	4,532,000	13,116,000
Net change in unrealized appreciation on investments	(29,307,000)	(50,000)
Net Increase (Decrease) in Net Assets Resulting from Operations	(29,038,000)	4,100,000

UNIT TRANSACTIONS:
Capital Subscriptions (519,000 and 2,660,000 Units, respectively)	10,828,000	57,239,000
Capital Redemptions (1,326,000 and 2,304,000 Units, respectively)	(27,105,000)	(49,746,000)
Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(16,277,000)	7,493,000

Total Increase (Decrease) in Net Assets	(45,315,000)	11,593,000
NET ASSETS:
Beginning of Period (31,930,000 Units)	678,982,000	667,389,000
End of Period (31,123,000 Units)	$633,667,000	$678,982,000

See Notes to the Financial Statements.

ALPHA CORE STRATEGIES FUND  6  SEMIANNUAL REPORT

ALPHA CORE STRATEGIES FUND

STATEMENT OF CASH FLOWS	FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)

Rounded to thousands
CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets from operations	$(29,038,000)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of Sub-Funds	(49,723,000)
Proceeds from disposition of Sub-Funds	65,090,000
Net realized gain on investments	(4,532,000)
Net change in unrealized appreciation on investments	29,307,000
Changes in operating assets and liabilities:
Increase in receivable for dividends	(11,000)
Increase in prepaid and other assets	(24,000)
Decrease in due to custodian	(5,000,000)
Decrease in investment management fees payable	(51,000)
Decrease in trustees’ fees and expenses payable	(7,000)
Decrease in other accrued liabilities	(74,000)
Net cash provided by operating activities	5,937,000

CASH FLOWS FROM FINANCING ACTIVITIES
Capital subscriptions, net of change in capital subscriptions received in advance	17,028,000
Capital redemptions, net of change in payable for fund units redeemed	(21,598,000)
Borrowings on line of credit	32,400,000
Repayments on line of credit	(31,500,000)
Net cash used in financing activities	(3,670,000)

NET INCREASE IN CASH AND CASH EQUIVALENTS	2,267,000
Cash and Cash Equivalents – Beginning of Period	6,771,000
Cash and Cash Equivalents – End of Period	$9,038,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid	$47,000

See Notes to the Financial Statements.

SEMIANNUAL REPORT  7  ALPHA CORE STRATEGIES FUND

ALPHA CORE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

Selected per unit data	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Period	$21.26	$21.14	$16.62	$17.37	$17.70	$17.07
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(1)	(0.13)	(0.28)	(0.25)	(0.21)	(0.22)	(0.22)
Net realized and change in unrealized gains (losses)	(0.77)	0.40	4.77	(0.54)	(0.11)	0.85
Total from Investment Operations	(0.90)	0.12	4.52	(0.75)	(0.33)	0.63

Net Asset Value, End of Period	$20.36	$21.26	$21.14	$16.62	$17.37	$17.70

Total Return(2)	(4.23)%	0.57%	27.20%	(4.32)%	(1.86)%	3.69%
SUPPLEMENTAL DATA AND RATIOS:
Net Assets, rounded to thousands, end of period	$633,667,000	$678,982,000	$667,389,000	$581,817,000	$768,394,000	$886,008,000
Ratio to average net assets of:(3)
Expenses, net of waivers and reimbursements(4), (5), (6)	1.30%	1.30%	1.32%	1.28%	1.29%	1.28%
Expenses, before waivers and reimbursements(5), (6)	1.30%	1.30%	1.32%	1.28%	1.29%	1.28%
Net investment loss, net of waivers and reimbursements(4)	(1.29)%	(1.30)%	(1.31)%	(1.22)%	(1.27)%	(1.27)%
Net investment loss, before waivers and reimbursements	(1.29)%	(1.30)%	(1.31)%	(1.22)%	(1.27)%	(1.27)%
Portfolio Turnover Rate(7)	7.48%	13.40%	22.71%	16.99%	30.46%	40.20%

(1)	Per unit information is calculated using the average units outstanding method.
(2)

Assumes investment at net asset value at the beginning of the period and a complete redemption of the investment at net asset value at the end of the period. An investor’s return may vary from these returns based on the timing of capital transactions. Total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.
(4)

The net expense and net investment loss ratios include an additional reimbursement on advisory fees incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $4,000 and $17,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2019 and 2018, respectively. Absent the additional reimbursement, expense reimbursement would have been decreased and net investment loss and net expenses increased by a corresponding amount.

(5)

The expense ratios include interest expense of approximately $47,000, $5,000, $62,000, $15,000, $259,000 and $245,000 which represent approximately 0.01, 0.00, 0.01, 0.00, 0.03 and 0.03 percent of average net assets for the six months ended September 30, 2022 and the fiscal years ended March 31, 2022, 2021, 2020, 2019 and 2018, respectively.

(6)

The computation of such ratios based on the amount of expenses assessed to an investor’s capital may vary from these ratios based on the timing of capital transactions. These ratios do not include the expenses of the Sub-Funds.

(7)	Portfolio turnover rate includes initial and additional investments in Sub-Funds, as well as partial and full withdrawals from Sub-Funds.

See Notes to the Financial Statements.

ALPHA CORE STRATEGIES FUND  8  SEMIANNUAL REPORT

ALPHA CORE STRATEGIES FUND

NOTES TO THE FINANCIAL STATEMENTS	SEPTEMBER 30, 2022 (UNAUDITED)

1. ORGANIZATION

Alpha Core Strategies Fund (the “Fund”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, diversified management investment company. The Fund’s investment objective is to achieve attractive risk-adjusted rates of return through investment in a diversified portfolio of assets. The Fund operates as a “Fund-of-Funds” investing, either directly or indirectly, in a group of funds or other pooled investment vehicles (the “Sub-Funds”) managed by investment advisers ( “Advisers”) selected by the Fund’s investment manager. The Fund seeks to provide investors with exposure to alternative investment strategies by investing in diversified markets and instruments.

U.S. investors may invest directly in the Fund. U.S. tax-exempt investors and non-U.S. investors may not invest directly in the Fund, but rather invest in one of the two following “Feeder Funds,” both of which invest substantially all of their assets in the Fund: (1) Alpha Core Strategies Feeder Fund, Q.P., which is open to U.S. tax-exempt investors and non-U.S. investors that are both Accredited Investors and Qualified Purchasers (as such terms are defined in Regulation D under the Securities Act of 1933, as amended and Section 2(a)(51) of the 1940 Act, respectively) or (2) Alpha Core Strategies Feeder Fund, which is open to U.S. tax-exempt investors and non-U.S. investors that are Accredited Investors, but not Qualified Purchasers.

50 South Capital Advisors, LLC (“50 South”), a wholly owned direct subsidiary of Northern Trust Corporation (“NTC”), serves as the investment manager of the Fund (the “Investment Manager”) and is registered with the U.S. Securities and Exchange Commission as an investment adviser.

The Bank of New York Mellon (“BNYM”) is the Fund’s fund accountant, transfer agent, administrator and custodian.

Northern Trust Securities, Inc. (“NTSI”), a subsidiary of NTC, serves as the placement agent for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund follows accounting and reporting guidance within Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946, Financial Services –Investment Companies, and is a diversified closed-end management investment company as defined therein.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES Investments in Sub-Funds are valued at fair value, as determined by 50 South, pursuant to delegation from the Board of Trustees of the Fund (the “Board”). The Board has delegated the responsibility of determining the valuation of the Fund’s Sub-Funds to the Alpha Core Strategies Fund Pricing Committee for the Fund (the “Pricing Committee”), subject to oversight by the Board. The Pricing Committee consists of representatives from 50 South and Northern Trust Investments, Inc., (“NTI”) as recommended to, and approved by, the Board.

In determining the month-end fair value of each investment in a Sub-Fund, the Pricing Committee considers the estimated net asset value (“NAV”) of such Sub-Fund provided to the Fund by the Sub-Fund, or its equivalent, such as ownership interest in partners’ capital or members’ capital of the Sub-Fund as of the reporting date as a practical expedient for fair value, as well as any other considerations identified that may increase or decrease such estimated fair value. In addition, each Sub-Fund’s NAV is monitored for conformity with U.S. GAAP through monthly reviews of the values of the underlying investments held by each Sub-Fund (when the Sub-Fund’s underlying investments are identified to the Pricing Committee, either directly or through a third-party pricing vendor), through operational due diligence performed prior to investing in a Sub-Fund and continually through the review of each Sub-Fund’s audited financial statements. If a Sub-Fund’s NAV is not available or a Sub-Fund’s NAV is determined not to be reasonable based on the Pricing Committee’s evaluation, the Pricing Committee will make the final determination of the fair value of a Sub-Fund. In making its determination, the Pricing Committee is authorized to consider factors that it deems appropriate to the determination of the fair value of the Sub-Fund. Such factors may include, but are not limited to, the following: changes in the equity and fixed income markets; type of Sub-Fund (i.e., strategy); current financial position of the Sub-Fund; cost of the investment; and news events. Accordingly, because of the inherent uncertainty of these valuations, these estimated fair values may differ significantly from the values that could have been used had a readily available market for the investments existed, and the differences could be material.

50 South continually monitors markets and the investment managers of the Sub-Funds. 50 South is responsible for notifying the Pricing Committee if the markets and/or a Sub-Fund’s manager’s circumstances relevant to the valuation of the fair valued Sub-Fund change materially.

The Fund’s cash equivalent investment, which is comprised of an investment in Goldman Sachs Financial Square Government Fund, an open-end investment company, is valued at its NAV.

SEMIANNUAL REPORT  9  ALPHA CORE STRATEGIES FUND

ALPHA CORE STRATEGIES FUND

NOTES TO THE FINANCIAL STATEMENTS continued

B) CASH AND CASH EQUIVALENTS The Fund treats all financial instruments with original maturities of three months or less as cash equivalents. Cash equivalents held in the Fund are shown on the accompanying Schedule of Investments.

C) INVESTMENT TRANSACTIONS, INCOME AND EXPENSES Investment transactions are recorded as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recognized on an accrual basis. The Fund does not currently intend to make any income and capital gain distributions.

D) FEES AND EXPENSES The Fund is responsible for paying administrative and operating expenses. In addition, the Fund is generally responsible for paying the operating expenses of the Feeder Funds through the redemptions of the Feeder Funds shares.

The Fund is also responsible for fees payable by the Sub-Funds to their respective Advisers (collectively, the “Advisory Fees”) in proportion to the Fund’s investments in the Sub-Funds. The Advisory Fees will vary, but they will typically consist of a management (asset-based) fee and an incentive fee. Management fees typically range between 0% and 2% of a Sub-Fund’s net asset value per year, and incentive fees range between 0% and 30% of the Sub-Fund’s net new profits. These Advisory Fees are accounted for in the valuations of the Sub-Funds (which are reported in these financial statements net of such fees) and are not included in expenses in the Statement of Operations.

E) FEDERAL INCOME TAXES The Fund operates, and has elected to be treated, as a partnership for federal income tax purposes. Accordingly, no provision for the payment of federal, state or local income taxes has been provided. Each unitholder is individually required to report on its own tax return its distributive share of the Fund’s taxable income or loss.

As of March 31, 2022, the Fund did not have uncertain tax positions that would require financial statement recognition or disclosure. The Fund’s federal tax returns filed for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

3. RELATED PARTY, INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

As compensation for investment management services, 50 South is entitled to receive a 1.00% per annum fee of the Fund’s NAV, payable quarterly in arrears, calculated as of the last business day of each month. 50 South has agreed to reimburse the Fund for all operating expenses, exclusive of management, administration, custody, transfer agent fees, interest expense and Sub-Fund fees and expenses, that exceed 0.50% per annum of the Fund’s NAV. Pursuant to the expense limitation agreement, amounts reimbursed by 50 South are subject to possible recoupment from the Fund in the fiscal year after the year in which such amount was reimbursed if such recoupment can be achieved without exceeding the applicable cap. There was no reimbursement of expenses for the six months ended September 30, 2022, as expenses described above did not exceed the threshold.

The Fund, along with other affiliated investment companies (the “Funds”), entered into an administration agreement with BNYM for certain administrative services, including transfer agent services. Pursuant to the administration agreement with the Funds, BNYM, as administrator and transfer agent, is entitled to receive a 0.045% per annum fee of the aggregate Funds’ NAV up to $1 billion and 0.040% per annum of the aggregate Funds’ NAV in excess of $1 billion (with an annual minimum fee of $300,000), payable monthly in arrears, calculated as of the last business day of each month.

The Fund also entered into a custody agreement with BNYM. Pursuant to the custody agreement with the Fund, BNYM receives an annual fee based on the amount of assets under custody plus transaction charges.

50 South has agreed to reimburse the Fund for all administration, custody and transfer agent fees that exceed 0.30% per annum of the Fund’s NAV. Pursuant to the expense limitation agreement, amounts reimbursed by 50 South are subject to possible recoupment from the Fund in the fiscal year after the year in which such amount was reimbursed if such recoupment can be achieved without exceeding the applicable cap. There was no reimbursement of expenses for the six months ended September 30, 2022, as expenses described above did not exceed the threshold.

NTSI may solicit subscriptions for Common Units (as defined below) on a “best efforts” basis. The Fund does not pay a placement fee to NTSI and common unitholders do not pay any sales charges or servicing fees.

As of September 30, 2022, 50 South’s investment in the Fund was approximately $20,000 (less than 0.01% of net assets).

4. CAPITAL TRANSACTIONS

The Fund offers common interests (“Common Units”) in a private placement to qualified investors that are Accredited Investors. Common Units are offered monthly. The minimum subscription per investor is $50,000, subject to waiver or modification by 50 South in its sole discretion. Subscriptions are payable in full at the time an investor returns a completed subscription agreement, which must be at least three business days before the month-end valuation. The NAV of the Fund is equal to the estimated value of its total assets, minus the estimated sum of its total liabilities, as of the pertinent valuation date. Although common unitholders will not have the right to redeem their Common Units, at the discretion of the Board, and subject to its overall fiduciary duties to all unitholders, the Board intends to

ALPHA CORE STRATEGIES FUND  10  SEMIANNUAL REPORT

ALPHA CORE STRATEGIES FUND

SEPTEMBER 30, 2022 (UNAUDITED)

make quarterly tender offers for its Common Units at the NAV as of the applicable tender date. The minimum amount of Common Units that may be tendered is equal to $20,000. Should a Common Unitholder choose to tender their units, such tender must be in writing and must be received by the Fund, as set forth in the notice of such tender offer, within approximately 20 business days from the commencement of such quarterly tender offer. The Fund is authorized to issue preferred units, although none have been offered as of September 30, 2022.

5. INVESTMENT TRANSACTIONS

The Fund had aggregate purchases of $48,723,000 and proceeds from sales of Sub-Funds of $77,581,000 (excluding short-term investments) for the six months ended September 30, 2022.

At September 30, 2022, the estimated cost of investments for federal income tax purposes was $490,862,000. At September 30, 2022, accumulated net unrealized appreciation (depreciation) on investments was $123,546,000 consisting of $133,052,000 gross unrealized appreciation and $9,506,000 gross unrealized depreciation.

6. NET ASSETS

The net assets of the Fund are determined as of the last business day of each calendar month.

7. RISK FACTORS

For a discussion of risks associated with an investment in the Fund, see “Unitholder Update – Principal Risks of the Fund.”

FASB ASC Topic 820, Fair Value Measurement, requires disclosure to assist in understanding the nature and risk of investments by major category. The table below summarizes the fair value and other pertinent liquidity information of the Fund’s underlying investments by major category:

	VALUE (IN MILLIONS)	UNFUNDED COMMITMENTS	REDEMPTION FREQUENCY*	REDEMPTION NOTICE PERIOD
Credit/Distressed(a)	$155	$—	Not Eligible, Quarterly	60-90 Days
Global Macro(b)	28	—	Monthly	30 Days
Non-U.S. Equity Hedge(c)	56	—	Not Eligible, Monthly, Quarterly	30-90 Days
Opportunistic(d)	21	—	Not Eligible, Monthly	90 Days
Relative Value Multi-Strategy(e)	164	—	Not Eligible, Monthly, Quarterly	30-90 Days
Sector Hedge(c)	55	—	Quarterly	60-90 Days
Special Situations(a)	83	—	Monthly, Quarterly	60-92 Days
U.S. Equity Hedge(c)	52	—	Quarterly	60 Days

	$614	$—

*	Not eligible is only applicable for side pockets.
(a)

Event Driven – The managers in this category seek to profit from opportunities arising from specific situations affecting individual stocks or unique circumstances in a particular industry, sector or market. These market participants typically specialize in certain sectors of the Event Driven space, utilizing unique skills or knowledge of bankruptcy law, specific market events, or otherwise. Sub-strategies in this category include Credit/Distressed. The fair values of the investments in this category have been estimated using the NAV per share (or its equivalent) of the investments. Investments representing approximately 83.76% of the fair value of investments in this category include shares that cannot be immediately redeemed because the investments include investor-level gate restrictions. These gates range from three month to twelve months and do not allow for full redemptions on newly acquired shares. For one investment representing 0.21% of the fair value of investments in this category, no redemptions are currently permitted. The Fund is not able to estimate when the redemption restrictions might lapse.

(b)

Global Macro – The managers in this category employ strategies directed more heavily towards the ebbs and flows of markets on a larger scale, as opposed to focusing on the relative attractiveness between individual securities. Managers seek to identify the direction that certain markets will follow over various time periods and position their portfolios accordingly. Sub-strategies in this category include Global Macro. The fair values of the investments in this category have been estimated using the NAV per share (or its equivalent) of the investments. As of September 30, 2022, there are no redemption restrictions.

(c)

Hedged Equity – The managers in this category seek to identify and select equity securities that will rise in price on the long side and those that will fall in price on the short side. Equity securities make up the large bulk of their underlying exposure. Net exposure ranges from zero to 100%, while gross exposure can be 200% or more. Sub-strategies in this category include Non-U.S. Equity Hedge, Sector Hedge and U.S. Equity Hedge. The fair values of the investments in this category have been estimated using the NAV per share (or its equivalent) of the investments. Investments representing approximately 4.18% of the fair value of investments in this category cannot be immediately redeemed because the investments include restrictions that do not allow for full redemptions within twenty four months to thirty six months after acquisition. The remaining initial investment restriction period for these investments is approximately eight months to twenty five months at September 30, 2022. One investment representing approximately 11.47% of the fair value of investments in this category cannot be immediately redeemed

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because the investment includes investor-level gate restrictions. The gate is six months and does not allow for full redemptions. For one investment representing approximately 1.15% of the fair value of investments in this category, no redemptions are currently permitted. The Fund is not able to estimate when the redemption restrictions might lapse.
(d)

Opportunistic – The managers in this category seek to produce differentiated return streams often with lower fees by offering access to specific trades, based on high conviction ideas, directly to investors. The specific trades that could fall under any of the other vehicles may offer more frequent liquidity. Sub-strategies in this category include Opportunistic. The fair values of the investments in this category have been estimated using the NAV per share (or its equivalent) of the investments. For investments representing 48.68% of the fair value of investments in this category, no redemptions are currently permitted. The Fund is not able to estimate when the redemption restrictions might lapse.

(e)

Relative Value – The managers in this category seek to deliver alpha without subjecting themselves to or relying on beta or general market exposure for performance. They seek to do this by identifying and exploiting various arbitrage opportunities between and among related groups of securities, with the expectation that returns will have a low correlation to the markets in which those securities trade. Sub-strategies in this category include Relative Value Multi-Strategy. The fair values of the investments in this category have been estimated using the NAV per share (or its equivalent) of the investments. Investments representing approximately 29.97% of the fair value of investments in this category cannot be immediately redeemed because the investment includes investor-level gate restrictions. The gates are for twelve months and do not allow for full redemptions. For one investment representing less than 0.01% of the fair value of investments in this category, no redemptions are currently permitted. The Fund is not able to estimate when the redemption restrictions might lapse.

8. BOARD OF TRUSTEES

At September 30, 2022, there were four members of the Board, three of whom were not “interested persons” of the Fund, as defined in the 1940 Act (each, an “Independent Trustee”). Each Independent Trustee receives an annual retainer of $55,000 and each Independent Trustee who serves as a committee chair receives an additional annual retainer of $10,000, and the Board chair receives an additional annual retainer of $25,000. In addition, for each special meeting of the Board or committee held outside the regular quarterly meetings lasting for more than one hour, the Chairman receives $2,000 and the other members receive $1,500 and for each special meeting of the Board or committee held outside the regular quarterly meetings lasting under one hour, the Chairman receives $1,500 and the other members receive $1,000.

The Fund reimburses the Independent Trustees of the Fund for all reasonable out-of-pocket expenses they incur in performing their duties.

9. BANK BORROWINGS

On March 18, 2022, the Fund renewed its $50,000,000 revolving bank credit agreement (“the Agreement”) administered by the Bank of Montreal for liquidity and other purposes. The interest rate charged under the Agreement is 1.75% plus the adjusted term Secured Overnight Financing Rate on the date of the borrowing. In addition, there is an annual commitment fee of 0.60% on the unused portion of the credit line under the Agreement, payable quarterly in arrears. The Agreement is set to expire on March 17, 2023 unless renewed.

As of September 30, 2022, the Fund had loans of $900,000 outstanding which are included in borrowings payable on the Statement of Assets and Liabilities.

When utilized, the average dollar amounts of the borrowings and the weighted average interest rates for the six months ended September 30, 2022 on the borrowings were $5,886,000 and 2.85%, respectively.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Fund through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for disclosure.

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UNITHOLDER UPDATE	SEPTEMBER 30, 2022 (UNAUDITED)

Current Investment Objective, Investment Policies and Principal Risks Of The Fund

Investment Objective

The Fund’s investment objective is to achieve attractive risk-adjusted returns through investments in a diversified portfolio of assets. The Fund seeks to provide investors with exposure to alternative investment strategies, as part of such investors’ larger portfolio allocations, by investing in Sub-Funds that, in the aggregate, provide investment exposure to diversified markets and instruments. Each Sub-Fund individually is not required to invest in diversified markets and instruments.

Investment Policies

The Fund operates as a “Fund-of-Funds,” investing, either directly or indirectly, in Sub-Funds managed by Advisers selected by the Investment Manager. Each Sub-Fund is generally selected based upon its and/or its Adviser’s performance record, investment strategy and trading style, organization, compliance, operational controls and other criteria.

The types of investment opportunities available to the Fund are expected to vary considerably over time, and the expertise of the Investment Manager and the Advisers to the Sub-Funds in identifying and exploiting new opportunities is expected to result in a continually evolving set of investment strategies. However, generally speaking, the Fund expects the Advisers to the Sub-Funds to utilize some or all of the following categories of strategies: convertible bond arbitrage, fixed-income arbitrage, merger arbitrage, relative value arbitrage, equity hedging, short selling, event-driven, mortgage-backed securities arbitrage, statistical arbitrage, global macro, commodity trading, distressed, emerging markets, volatility arbitrage, non-U.S. equity hedging and sector specific hedging. In the aggregate, the Fund is exposed through the Sub-Funds to a broad array of securities and other financial instruments of global issuers, including publicly traded equity and debt, private and restricted securities, distressed investments, mortgage-related securities and other asset-backed securities, and various derivative instruments thereon or related thereto, such as futures, swaps, options and other arrangements. Issuers may be located in both developed and emerging markets. The Sub-Funds may in some cases hedge currency risks or may not do so. The Fund does not engage directly in currency hedging.

The Fund invests in Sub-Funds that utilize various forms of leverage, which may substantially exceed that which the Fund could utilize if it made the investments directly.

Certain trading style and strategies that may be employed by the Advisers to the Sub-Funds are summarized below. The following list is not intended to be an exhaustive list, and the Investment Manager and the Advisers to the Sub-Funds retain full discretion with respect to the types of strategies employed.

Convertible Bond Arbitrage: Convertible bond arbitrage strategies involve purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock.

Fixed-Income Arbitrage: Fixed-income arbitrage strategies seek to profit by exploiting pricing inefficiencies between related fixed-income securities while neutralizing exposure to interest rate risk. The typical types of fixed-income hedging trades include yield-curve arbitrage, corporate versus Treasury yield spreads, municipal bond versus Treasury yield spreads and cash versus future spreads.

Merger Arbitrage: Merger arbitrage strategies, sometimes called risk arbitrage strategies, involve investment in event-driven situations such as leveraged buy-outs, mergers and hostile takeovers. Normally, the stock of an acquisition target appreciates while the acquiring company’s stock decreases in value. These strategies seek to generate returns by purchasing stock of the company being acquired, and in most instances, selling short the stock of the acquiring company.

Relative Value Arbitrage: Relative value arbitrage strategies may include merger arbitrage, convertible arbitrage, fixed-income arbitrage, mortgage-backed securities and options arbitrage. These strategies seek to exploit arbitrage opportunities created from short-term or event specific inefficiencies in the market. Leverage is often used to enhance returns, which can expose the strategy to large downside risk. These strategies seek to profit from mispricing of financial instruments relative to each other or historical norms. These strategies utilize quantitative and qualitative analysis to identify securities or spreads between securities that deviate from their theoretical fair value and/or historical norms. Additionally, they are engineered to profit if a particular instrument or spread returns to its theoretical fair value, and intend to generally avoid taking a directional bias with regard to the price movement of a specific company or market. To concentrate on capturing mispricing, these strategies often attempt to eliminate exposure to general market risks so that profits may be realized if and when the securities or instruments converge toward their theoretical fair value. These strategies typically attempt to isolate a specific mispricing by holding both long and short positions in related securities. In many cases, investment strategies seek to hedge exposure to primary directional risks such as parallel movements in interest rates, currencies and the movement of broad markets.

Equity Hedging: Equity hedging strategies involve building portfolios by combining groups of long stock positions with short sales of stocks, options and futures, usually (but not always) maintaining a long bias. Long-short strategies typically involve buying securities, groups of securities, or

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overall markets (called “going long”) with the expectation that they will increase in value while simultaneously selling others (called “going short”) with the expectation that they will decrease in value. This amount of net positive exposure in the portfolios is based on the manager’s opinion of the current market(s) they invest in. There are essentially two type of long/short managers: fundamental and quantitative.

Fundamental managers employ traditional fundamental analysis, which evaluates the underlying determinants that affect the price of securities. They also conduct economic analysis of companies as well as the current economic environment, buying long the potential outperformers and selling short stocks that they consider to be poor performers. Fundamental long/short equity hedge funds can also specialize in specific sectors (e.g., health care) or market segments (e.g., small- and mid-capitalization stocks).

Quantitative long/short hedge funds typically cover as wide a universe as possible for their portfolio. These managers base their trade selections on the use of quantitative statistics instead of fundamental based stock selection.

Short Selling: Short selling strategies involve the sale of a security not owned by the seller, a technique used to take advantage of an anticipated price decline. To effect a short sale, the seller borrows securities from a third party in order to make delivery to the purchaser. The seller returns the borrowed securities to the lender by purchasing the securities in the open market. If the seller can buy that stock back at a lower price, a profit results. If the price rises, however, a loss results. A short seller must generally pledge other securities or cash with the lender in an amount equal to the market price of the borrowed securities. This deposit may be increased or decreased in response to changes in the market price of the borrowed securities.

Event-Driven: Event-driven strategies, also referred to as “corporate life cycle” investing, seek to capitalize on a wide range of investments in relation to corporate restructuring. These restructurings can include mergers, acquisitions, spin-offs, tracking stocks, accounting write-offs, reorganizations, bankruptcies, share buybacks, special dividends, shareholder activism and other special situations which alter a company’s financial structure or operating strategy. The prices of securities of the companies involved in these events are typically influenced more by the dynamics of the particular event or situation. Typically, these strategies rely on fundamental research that extends beyond the evaluation of the issues affecting a single company to include an assessment of the legal and structural issues surrounding the extraordinary event or transaction. The intended goal of the investment strategies within the event-driven strategy is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the extraordinary event.

Mortgage-Backed Securities Arbitrage: Mortgage-backed securities arbitrage strategies involve investment in mortgage-backed securities. Funds may look to capitalize on security-specific mispricing. Hedging of prepayment risk and interest rate risk is common. Leverage may be used, as well as futures, short sales and options.

Statistical Arbitrage: Statistical arbitrage strategies involve taking advantage of historical price relationships between securities. The price relationships are generally simulated with statistical or other mathematical models constructed using historical data. Positions are entered into when the models indicate that there is an opportunity to profit from anticipated price movements.

Global Macro: Global macro strategies specialize in taking positions that profit from global macroeconomic trends. The instruments often include currency and interest rate derivatives and are generally highly leveraged and very directional.

Distressed Strategies: Distressed strategies take long and short positions in securities of issuers experiencing fundamental difficulties. These difficulties are typically either with the development of their business plans or with the financing of their strategies. These strategies usually have a longer time horizon.

Emerging Markets: Emerging markets strategies take long and short positions in all types of securities in order to take advantage of inefficiencies that arise in emerging economies and developing securities markets. These strategies often require specialized knowledge of local markets, and managers often use their network of contacts to gain an information advantage.

Commodity Trading: Commodity trading strategies involve the buying and selling of futures and/or futures options in global interest rates, currencies, stock indices, commodities and other instruments to profit from trends and other non-random market movements.

Non-U.S. Equity Hedging: Non-U.S. equity hedging strategies typically consist of a core holding of non-U.S. long equities hedged with short sales of stocks or stock index options.

Sector Specific Equity Hedging: Sector specific equity hedging strategies typically consist of a core holding of long equities hedged with short sales of stocks or stock index options in a particular economic sector.

Volatility Arbitrage: Volatility arbitrage strategies involve selling short term domestic and/or global exchange traded call and put options to profit from option premium decay and volatility mean-reverting tendencies.

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Principal Risks of the Fund

An investment in the Fund is highly speculative, involves a high degree of risk, and carries the risk of loss of capital. Such an investment represents an indirect investment in the interests in the Sub-Funds and other investments owned by the Fund. The value of these interests and investments, and in turn, the NAV of the Common Units, will move up or down, sometimes rapidly and unpredictably. Investors could even lose all of their investment. No guarantee or representation is made that the Fund will achieve its investment objective or that Common Unitholders will receive a return of their capital.

The following discusses certain risks and conflicts of interest. However, this list is not, and is not intended to be, an exhaustive list or a comprehensive description of the types of risks that any investor in the Fund may encounter, and other risks not discussed below may arise in connection with the management and operation of the Fund.

Risks Related to the Fund

Risk of Investments in General. All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s investment objective will be achieved or that the performance of the Fund will be positive over any period of time. The Fund invests in Sub-Funds that may experience financial difficulties that may never be overcome. The Advisers may utilize highly speculative investment techniques, including using extremely high leverage, maintaining highly concentrated portfolios, investing in workouts, startups and illiquid securities, taking control positions, engaging in short sales and derivative transactions and pursuing other speculative and risky strategies. The Fund and its investors will not have the ability to direct or influence the management of a Sub-Fund’s investments. As a result, the returns of the Fund will primarily depend on the performance of the Advisers and could suffer substantial adverse effects by the unfavorable performance of such Advisers. The Advisers will, among other things, utilize specialized investment strategies, follow allocation methodologies, apply investment models and assumptions, and enter into other strategies intended, among other things, to affect the Sub-Fund’s performance while targeting risk levels. There can be no assurance that the Advisers will succeed in achieving any goals related to these practices. The Fund may experience significant losses from investing in Sub-Funds that use these strategies and techniques.

Redemption Risks of Sub-Funds. The Fund’s tender offer policies may allow tenders of Common Units in a substantially shorter period than the redemption notice and any payment terms of underlying Sub-Funds. Accordingly, a redeeming Common Unitholder may be subject to risk until such time that the Fund has actually received its assets from the Sub-Fund. The Investment Manager may be required to select Sub-Funds for liquidation on the basis of the redemption policies of Sub-Funds rather than other investment considerations, which may result in the remaining portfolio of Sub-Funds being less diverse in terms of investment strategies, number of Advisers or Sub-Funds, liquidity, or other investment considerations than would otherwise be the case.

Market Risk. The Fund is exposed to market risk, namely, risk associated with changes in, among other things, market prices of securities or commodities or foreign exchange or interest rates and there are certain general market conditions in which any investment strategy is unlikely to be profitable. General economic and market conditions, such as currency and interest rate fluctuations, availability of credit, inflation rates, economic uncertainty, changes in laws, trade barriers, currency exchange controls and national and international conflicts or political circumstances, as well as natural disasters, may affect the price level, volatility and liquidity of securities.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the U.S. or global economy and changes in monetary or economic policies (or expectations that these policies may change), and the Sub-Funds’ investments may not keep pace with inflation, which would adversely affect the Fund. In addition, during the current period of rising inflation, dividend rates and borrowing costs are likely to increase, which may further reduce returns to Common Unitholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may increase the likelihood of issuer default, which may indirectly result in a decline in the value of the Fund’s investments.

Legislation and Regulatory Risks. At any time after the date hereof, legislation may be enacted that could negatively affect the issuers in which the Fund or a Sub-Fund invests. Changing approaches to regulation may also have a negative impact on issuers in which the Fund or a Sub-Fund invests. In addition, legislation or regulation may change the way in which the Fund or a Sub-Fund is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or a Sub-Fund or will not impair the ability of the Fund to achieve its investment objective.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the ”Dodd-Frank Act”), which was signed into law in July 2010, has resulted in significant revisions to the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of rating agencies; and the

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UNITHOLDER UPDATE continued

enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect the Fund, a Sub-Fund or their counterparties.

The SEC and its staff are also reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including embedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s and Sub-Funds’ expenses and impact their returns to shareholders or, in the extreme case, impact or limit Sub-Funds’ use of various portfolio management strategies or techniques and adversely impact the Sub-Funds.

In October 2020, the SEC adopted final rules related to the use of derivatives and certain other transactions by registered investment companies. The compliance date for such rules was August 19, 2022. Such rules could limit the extent to which the Fund and the Sub-Funds may utilize certain derivative instruments and certain types of leverage, and therefore may have an adverse impact on the ability of the Fund to achieve its investment objective.

On January 20, 2021, Mr. Joseph R. Biden was inaugurated as President of the United States. President Biden has called for significant policy changes and the reversal of several of the prior presidential administration’s policies, including significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Certain of these changes can, and have, been effectuated through executive order. For example, the current administration has taken steps to address the COVID-19 pandemic, rejoin the Paris climate accord of 2015, cancel the Keystone XL pipeline and change immigration enforcement priorities. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy, particularly in connection with recent actions by the Federal Reserve to raise the federal funds benchmark interest rate. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas.

Although the Fund cannot predict the impact, if any, of these changes to the Fund’s and the Sub-Funds’ business, they could adversely affect the Fund’s and the Sub-Funds’ business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s and the Sub-Funds’ business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them. The Advisers intend to monitor developments and seek to manage the Sub-Fund’s portfolios in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

Market Disruption and Geopolitical Risk. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the U.S. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund and the Sub-Funds, including by making valuation of some of the Sub-Funds’ securities uncertain and/or result in sudden and significant valuation increases or declines in the Sub-Funds’ holdings. If there is a significant decline in the value of the Fund’s and the Sub-Funds’ portfolios, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund’s and the Sub-Funds’ business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s and the Sub-Funds’ business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend-and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

The occurrence of events similar to those in recent years, such as localized wars, instability, new and ongoing pandemics (such as COVID-19), epidemics or outbreaks of infectious diseases in certain parts of the world, natural/environmental disasters, terrorist attacks in the U.S. and around the world, social and political discord, debt crises sovereign debt downgrades, increasingly strained relations between the U.S. and a number of

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SEPTEMBER 30, 2022 (UNAUDITED)

foreign countries, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the EU or the EMU, continued changes in the balance of political power among and within the branches of the U.S. government, government shutdowns, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.

In particular, the consequences of the Russian military invasion of Ukraine and ongoing military conflict, including comprehensive international sanctions, the impact on inflation and increased disruption to supply chains may impact the Sub-Funds’ portfolio companies, may result in an economic downturn or recession either globally or locally in the U.S. or other economies, reduce business activity, spawn additional conflicts (whether in the form of traditional military action, reignited ”cold” wars or in the form of virtual warfare such as cyberattacks) with similar and perhaps wider ranging impacts and consequences and have an adverse impact on the Fund’s returns and net asset value. The Fund has no way to predict the duration or outcome of the situation, as the conflict and government reactions continue to develop and are beyond the Fund’s control. Prolonged unrest, military activities, or broad-based sanctions could have a material adverse effect on the Sub-Funds’ portfolio companies. Such consequences also may increase the Fund’s funding cost or limit the Fund’s access to the capital markets.

The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Any of these effects could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Technology Risk. As the use of Internet technology has become more prevalent, the Fund, Sub-Funds and their service providers and markets generally have become more susceptible to potential operational risks related to intentional and unintentional events that may cause the Fund, a Sub-Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity.

Cyber Security Risk. The Fund, Sub-Funds and their service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund, Sub-Funds and their service providers use to service the Fund’s and Sub-Funds’ operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund, Sub-Funds and their service providers.

Risks Related to Investment Strategy

This section discusses risks relating to the types of investment strategies that are expected to be utilized by Sub-Funds. It is possible that Sub-Funds or the Fund will use an investment strategy that is not described below, and any such investment will be subject to its own particular risks.

Risks of Certain Investment Techniques. The Advisers may employ a number of investment techniques, including the use of leverage, short sales, securities lending, investment in non-investment grade or nonmarketable securities, uncovered option transactions, forward transactions, futures and options on futures transactions, foreign currency transactions and highly concentrated financial products, among others, which could, under certain circumstances, magnify the impact of any negative market, sector or investment development. The use of such investment techniques is a highly specialized activity that may be speculative and that can expose the Fund to significant risk of loss.

Systemic Risk. Credit risk may arise through a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution causes a series of defaults by the other institutions. This is sometimes referred to as a “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, securities firms and exchanges, with which the Fund and the Sub-Funds interact on a daily basis.

Long/Short Strategies Risk. Long/short strategies generally seek to generate capital appreciation through the establishment of both long and short positions in securities, by purchasing undervalued securities and selling overvalued securities to generate returns and to hedge some portion of general market risk. If the Adviser’s analysis is incorrect or based on inaccurate information, these investments may result in significant losses to the Sub-Fund. Since a long/short strategy involves identifying securities that are generally undervalued (or, in the case of short positions, overvalued) by the marketplace, the success of the strategy necessarily depends upon the market eventually recognizing such value in the price of the security, which may not necessarily occur, or may occur over extended time frames that limit profitability. Positions may undergo significant short-term declines and experience considerable price volatility during these periods. In addition, long and short positions may or may not be related. If

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the long and short positions are not related, it is possible to have investment losses in both the long and short sides of the portfolio. Long/short strategies may increase the exposure to risks relating to derivatives, leverage, portfolio turnover, concentration of investment portfolio and short-selling.

Short Selling Risk. Short selling involves selling securities which may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace any such borrowed securities at a later date. Short selling allows the investor to profit from declines in market prices to the extent such decline exceeds the transaction costs and any costs of borrowing the securities. However, if the borrowed securities must be replaced by purchasers at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. There is the risk that the securities borrowed by a Sub-Fund in connection with a short-sale must be returned to the securities lender on short notice. If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a “short squeeze” can occur, and the Sub-Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at a disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

Merger Arbitrage and Event-Driven Strategies Risk. Sub-Funds may invest in companies involved in (or which are the target of) acquisition attempts or takeover or tender offers or mergers or companies involved in work-outs, liquidations, demergers, spin-offs, reorganizations, bankruptcies, share buy-backs and other capital market transactions or “special situations.” The level of analytical sophistication, both financial and legal, necessary for a successful investment in companies experiencing significant business and financial distress is unusually high. There is no assurance that the Advisers will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful reorganization or similar action. There exists the risk that the transaction in which such business enterprise is involved either will be unsuccessful, take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, or takes more time than anticipated, the Sub-Fund may be required to sell its investment at a loss. In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on the various exchanges. Accordingly, the Sub-Fund’s ability to respond to market movements may be impaired and consequently the Sub-Fund may experience adverse price movements upon liquidation of its investments, which may in turn adversely affect the Fund. An investment in securities of a company involved in bankruptcy or other reorganization and liquidation proceedings ordinarily remains unpaid unless and until such company successfully reorganizes and/or emerges from bankruptcy, and the Sub-Fund may suffer a significant or total loss on any such investment during the relevant proceedings.

Hedging and Arbitrage Risk. Substantial losses may be recognized on hedged or arbitrage positions. Every hedge or arbitrage strategy involves exposure to some second order risk of the markets, such as the implied volatility in convertible bonds or warrants, the yield spread between similar term government bonds or the price spread between different classes of stock for the same issuer. Further, there are few examples of “pure” hedge or arbitrage Advisers. Many such Advisers employ limited directional strategies which expose them to market risk.

Volatility Arbitrage Strategies Risk. The success of volatility arbitrage strategies depends on the ability of the Advisers to accurately assess the relative value of a security in relation to its historical trading range. However, even if the Advisers make an accurate assessment of a security’s historical trading range, the security may strike a new trading range, resulting in the failure of the volatility arbitrage strategy with respect to that security. The simultaneous failure of volatility arbitrage strategies among a number of securities or Sub-Funds may result in significant losses to the Fund.

Statistical Arbitrage Strategies Risk. The success of statistical arbitrage is heavily dependent on the mathematical models used by the Advisers in seeking to exploit short-term and long-term relationships among stock prices and volatility. Models that have been formulated on the basis of past market data may not be predictive of future price movements. The Advisers may select models that are not well-suited to prevailing market conditions. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models. In addition, in the event of static market conditions, statistical arbitrage strategies are less likely to be able to generate significant profit opportunities from price divergences between long and short positions than in more volatile environments.

Fixed-Income Arbitrage Strategies Risk. Fixed-income arbitrage strategies generally involve analyzing the relationship between the prices of two or more investments. To the extent the price relationships between such investments remain constant, little or no gain or loss on the investments will occur. Such positions do, however, entail a substantial risk that the price differential could change unfavorably, causing a loss.

Convertible Arbitrage Strategies Risk. This strategy entails the risk that the Advisers are incorrect as to the relative valuation of the convertible security and the underlying equity securities or that factors unrelated to the issuer, such as actions of the Fed or government agencies, may have unexpected impacts on the value of the fixed-income or equity markets, potentially adversely

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affecting the Fund’s hedged position. Market events have, at times, caused hedge funds to sell large amounts of convertible securities, which adversely affected the market price of convertible securities.

Proxy Contests and Unfriendly Transactions Risk. Sub-Funds in which the Fund invests may purchase securities of a company which is the subject of a proxy contest in the expectation that new management will be able to improve the company’s performance or effect a sale or liquidation of its assets so that the price of the company’s securities will increase. If the incumbent management of the company is not defeated or if new management is unable to improve the company’s performance or sell or liquidate the company, the market price of the company’s securities will typically fall, which may cause the Sub-Fund (and, therefore, the Fund) to suffer a loss. In addition, where an acquisition or restructuring transaction or proxy fight is opposed by the subject company’s management, the transaction often becomes the subject of litigation. Such litigation involves substantial uncertainties and may impose substantial cost and expense on a Sub-Fund participating in the transaction.

Control Positions Risk. Sub-Funds may take control positions in a portfolio company. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject a Sub-Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adverse to the Sub-Funds, the investing Sub-Funds likely would suffer losses on their investments.

Proactive Investing Risk. In those cases where an Adviser takes a more proactive role with respect to an investment in a company, there is a risk that the Adviser’s intended strategy for that company may not achieve or fully achieve the desired outcome, and the value of the investment in the company’s securities may not be protected or enhanced as anticipated. Moreover, there may be instances (such as when a representative of or an Adviser serves on the board of directors of a company) when a Sub-Fund will be restricted in transacting in or redeeming a particular investment as a result of, among other things, legal restrictions on transactions by company directors or affiliates.

Relative Value Strategies Risk. Certain Sub-Funds may utilize relative value trading strategies which are composed of positions in contracts relating to two or more assets the prices of which are expected to either converge or diverge and, in theory, mitigate the absolute price risk associated with taking an outright, unhedged position in respect of a single asset, and may be based upon historical price relationships and intended to neutralize the adverse (and positive) price effects of macro-economic events and trends. However, relative value strategies are subject to certain risks. The success of the Sub-Fund’s trading activities depends, among other things, on the Adviser’s ability to identify unjustified or temporary discrepancies between the fundamental value and the market price of an asset or between the market prices of two or more assets whose prices are expected to move in relation to each other and to exploit those discrepancies to derive a profit to the extent that the Adviser is able to anticipate in which direction the relative values or prices will move to eliminate the identified discrepancy.

Derivatives Risk. Some (and possibly all) Advisers may invest in complex derivative instruments that seek to modify or emulate the investment performance of particular securities, commodities, interest rates, indices or markets on a leveraged or unleveraged basis. These instruments generally have counterparty risk and may not perform in the manner expected by the counterparties, thereby resulting in greater loss or gain to the investor. These investments are all subject to additional risks that can result in a loss of all or part of an investment, such as interest rate and credit risk volatility, world and local market price and demand and general economic factors and activity. Derivatives may have very high leverage embedded in them that can substantially magnify market movements and result in losses greater than the amount of the investment. Some of the markets in which derivative transactions are effected are over-the-counter or interdealer markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of exchange-based markets. This exposes the Sub-Funds to the risks that a counterparty will not settle a transaction because of a credit or liquidity problem or because of disputes over the terms of the contract. Many unforeseeable events, such as government policies, can have profound effects on interest and exchange rates, which in turn can have large and sudden effects on prices of derivative instruments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, derivatives contracts have a high degree of price variability and are subject to occasional rapid and substantial changes in value. Derivatives transactions may subject a Sub-Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. Derivatives involve investment exposure that may exceed their original cost, and a small investment in derivatives could result in a potentially unlimited loss to the Sub-Fund under certain circumstances.

Futures Risk. Futures markets are highly volatile. To the extent that the Sub-Funds engage in transactions in futures contracts and options on futures contracts, the profitability of such Sub-Funds, and, consequently, the Fund, depends to some degree on the ability of the Advisers to analyze correctly the futures markets. Moreover, investments in commodities, futures and options contracts involve additional risks, including, without limitation,

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leverage and credit risk vis-a-vis the contract counterparty. Like other leveraged investments, a futures transaction may result in losses in excess of the amount invested.

Commodities Risk. The Fund may seek to invest in Sub-Funds that engage in commodity futures trading. The commodity markets can be highly volatile, and it is impossible to predict with certainty their future directions or trends. In addition, the commodities markets may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. Should certain events or conditions cause commodities, or certain kinds of commodities, to fall out of favor, it is possible that forced selling, investor flight and general fear in the market could result in periods of pronounced illiquidity and severely depressed prices which could cause a Sub-Fund, and therefore the Fund, to realize substantial losses.

Swaps Risk. The Sub-Funds may enter into various hedging transactions, such as interest rate, currency and credit swaps and the purchase or sale of caps and floors. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Advisers not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid, increasing interest rate risk. Use of swaps subjects the Sub-Funds to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, the Sub-Fund will have contractual remedies pursuant to the agreements related to the transaction; however, in such event, recovery would be dependent on the creditworthiness of the counterparty. The Sub-Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Sub-Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Option Transactions Risk. The purchase or sale of an option involves the payment or receipt of a premium payment by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security or other investment for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument does not change price in the manner expected, so that the option expires worthless and the investor loses its premium. Selling options, on the other hand, involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security in excess of the premium payment received. The Sub-Funds may purchase or sell customized options and other derivatives in the over-the-counter market that may have different features than traditional exchange-traded options though they also share the same risks. These options and derivative instruments may also subject the Sub-Funds to risk of default by the counterparty. Investments in these financial instruments may also be subject to additional risk such as interest rate and other risks. The Sub-Funds’ ability to close out their positions as purchasers of exchange-listed options would be dependent upon the existence of a liquid secondary market on an exchange.

Leverage Risk. The Fund may issue Preferred Units and/or debt in aggregate amounts not in excess of one third of the Fund’s consolidated gross assets (in the case of debt) and not more than one half of the Fund’s consolidated gross assets (in the case of Preferred Units and debt combined). The use of leverage creates an opportunity for increased income and gains to the holders of Common Units, but also creates increased risk of loss. The use of leverage magnifies the potential gains and losses from an investment and increases the risk of loss of capital. To the extent that income derived by the Fund from investments purchased with borrowed funds is greater than the cost of borrowing, the Fund’s net income will be greater than if borrowing had not been used. Conversely, if the income from investments purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, and the amount available for ultimate distribution to the holders of Common Units will be reduced. The extent to which the gains and losses associated with leveraged investing are increased will generally depend on the degree of leverage employed. The Fund may, under some circumstances, be required to dispose of the Fund investments under unfavorable market conditions, thus causing the Fund to recognize a loss that might not otherwise have occurred. If an event of default under pertinent borrowing agreements occurs and the Fund investments are sold, losses also may occur that might otherwise not have occurred. In the event of such a sale of the Fund Investments, secured creditors will be contractually entitled to direct such sales and may be expected to do so in their interest, rather than in the interests of the holders of Common Units. The holders of Common Units will incur losses if the proceeds from such a sale are insufficient, after payment in full of amounts due and payable on borrowed amounts, including administrative expenses, to repay all of the capital invested by holders of Common Units. As a result, they could experience a total loss of their investment in the Fund.

Sub-Fund Leverage Risk. The Advisers, on behalf of Sub-Funds, may consider it appropriate, subject to applicable regulations, to utilize forward and futures contracts, options, swaps, other derivative instruments, short sales, margin, dollar roll transactions and “uncovered” reverse repurchase agreements and other techniques that may involve or be similar in effect to leverage in their investment programs. Such investment techniques can substantially increase the adverse impact of investment risks to

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which the Fund’s investment portfolio may be subject. While leverage presents opportunities for increasing total return, it has the effect of potentially increasing losses as well. If income and appreciation on investments made with borrowed funds are less than the cost of the leverage, the value of a Sub-Fund’s net assets will decrease. Accordingly, any event which adversely affects the value of an investment by a Sub-Fund would be magnified to the extent leverage is employed. The cumulative effect of the use of leverage in a market that moves adversely to a leveraged investment could result in a substantial loss which would be greater than if leverage were not used. The use of leverage will also magnify investment, market and certain other risks. In periods of extreme market volatility, the need to sell assets in a declining market can cause even greater losses, as prices may be artificially depressed. Generally, most leveraged transactions involve the posting of collateral. Increases in the amount of margin that a Sub-Fund is required to post could result in a disposition of Sub-Fund assets at times and prices which could be disadvantageous to the Fund and could result in substantial losses. Creditors’ claims may be senior to the rights of Unitholders in the Fund.

Foreign Investments Risk. The Sub-Funds may invest in securities of non-U.S. issuers, including foreign governments and securities denominated in, or whose prices are quoted in, non-U.S. currencies. These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of the imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. Transaction costs of investing in non-U.S. securities markets are generally higher than in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign jurisdictions than there is in the United States. The Sub-Funds and the Fund might have greater difficulty taking appropriate legal action in non-U.S. courts.

Emerging Markets Risk. The Sub-Funds may invest in securities and currencies traded in various markets throughout the world, including emerging or developing markets. Emerging market countries typically have economic and political systems that are less fully developed and can be expected to be less stable than those of more developed countries. Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative and it may be difficult to protect and enforce rights in certain emerging countries.

Initial Public Offerings Risk. Special risks associated with securities of companies in initial public offerings or shortly thereafter may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for the Fund. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Sub-Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Fixed-Income Securities Risk. Investment in fixed-income securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or by a foreign government; municipal bonds and securities related to municipal bonds; mortgage backed securities (“MBS”) and asset backed securities

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(“ABS”). Fixed-income securities are subject to the risk of the issuer’s or a guarantor’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk). In addition, MBS and ABS may also be subject to call risk and extension risk. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (i.e., call risk) or lengthen (i.e., extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

Low Credit Quality Securities Risk. Securities in the non-investment grade categories are subject to greater risk of loss of principal and interest than higher rated securities and may be considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Securities in the non-investment grade categories may involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Issuers of non-investment grade securities are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. In addition, because investors generally perceive that there are greater risks associated with non-investment grade securities, the yields and prices of such securities may fluctuate more than those for higher-rated securities. The market for non-investment grade securities may be smaller and less active than that for higher-rated securities. This may adversely affect the prices at which these securities can be sold and may make these securities more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-rated securities. To the extent that a secondary market does exist for certain non-investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Distressed Securities Risk. Investments in securities of issuers in weak financial condition, experiencing poor operating results, having substantial financial needs or negative net worth, facing special competitive or product obsolescence problems, or issuers that are involved in bankruptcy or reorganization proceedings involve substantial financial and business risks that can result in substantial or total losses. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. Such investments also face the risk of the effects of applicable federal and state bankruptcy laws. In any reorganization or liquidation proceeding relating to a portfolio company, the Sub-Funds may lose their entire investment or may be required to accept cash or securities with a value less than its original investment. The market prices of such securities are also subject to abrupt and erratic market movements and above average price volatility and the spread between the bid and offer prices of such securities may be greater than normally expected. It may take a number of years for the market price of such securities to reflect their intrinsic value. Such securities are also more likely to be subject to trading restrictions or suspensions.

Foreign Sovereign Debt Risk. Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt may also be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Sub-Funds may have limited legal recourse in the event of a default because, among other reasons, remedies must be pursued in the courts of the defaulting party. In addition, political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Sub-Funds may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Fund. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt.

Senior Loans Risk. Senior loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. A

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Sub-Fund’s investments in senior loans would typically be expected to be below investment grade and are considered speculative because of the credit risk of their issuer. The risks associated with senior loans are similar to the risks of below investment grade fixed-income securities, although senior loans are typically senior and secured in contrast to other below investment grade fixed-income securities, which are often subordinated and unsecured. Senior loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are typically adjusted for changes in short-term interest rates, investments in senior loans generally have less interest rate risk than other below investment grade fixed-income securities, which may have fixed interest rates. Although the senior loans in which a Sub-Fund may invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Sub-Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, a Sub-Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized or undercollateralized senior loans involve a greater risk of loss. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including a Sub-Fund. Such court action could under certain circumstances include invalidation of senior loans.

Currency Risks. The Sub-Funds will purchase instruments denominated in currencies other than the Sub-Funds’ base currency of U.S. dollars. In doing so, the Sub-Funds will be exposed to certain currency risks, including illiquidity, blockages by governments, political unrest or other factors, failure or inability to deliver, pressures from speculators and other factors that can result in losses with respect to such instruments notwithstanding any mark-to-market return.

Interest Rate Risk. The value of certain debt securities in the Sub-Funds’ portfolio could be affected by interest rate fluctuations. When interest rates decline, the value of fixed rate securities can be expected to rise. Conversely, when interest rates rise, the value of fixed rate securities can be expected to decline. Interest rate risk is the risk that debt obligations and other instruments in the Sub-Fund’s portfolio will decline in value because of increases in market interest rates. These risks may be greater in the current market environment because while interest rates remain below historical average rates, and the Federal Reserve has recently implemented several increases to the Federal Funds rate.

LIBOR Risk. Instruments in which a Sub-Fund invests may pay interest at floating rates based on the London Interbank Offer Rate (“LIBOR”) or may be subject to interest caps or floors based on LIBOR. A Sub-Fund and issuers of instruments in which a Sub-Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by a Sub-Fund and/or issuers of instruments in which a Sub-Fund may invest may also reference LIBOR. The Fund utilizes leverage or borrowings primarily based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. The announcement indicates that the continuation of LIBOR on the current basis cannot and will not be guaranteed after 2021. Since December 31, 2021, all sterling, euro, Swiss franc and Japanese yen LIBOR settings and the 1-week and 2-month U.S. dollar LIBOR settings have ceased to be published or are no longer representative, and after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. Global efforts by financial industry groups to transition away from LIBOR are underway, but there are challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR). Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. At this time, no consensus exists as to what rate or rates will become accepted alternatives to LIBOR, although the U.S. Federal Reserve, in connection with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with the SOFR. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there are many uncertainties regarding a transition from LIBOR, including but not limited to the need to amend all contracts with LIBOR as the referenced rate and how this will impact the cost of variable rate debt and certain derivative financial instruments. In addition, SOFR or other replacement rates may fail to gain market acceptance. Any failure of SOFR or alternative reference rates to gain market acceptance could adversely affect the return on, value of and market for securities linked to such rates.

The state of New York recently adopted legislation that would require LIBOR-based contracts that do not include a fallback to a rate other than LIBOR or an inter-bank quotation poll to use a SOFR-based rate plus a spread adjustment. Pending legislation in the U.S. Congress may also affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to an alternative reference rate selected by such agents. The New York statute and the federal legislative proposal each includes safe

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harbors from liability, which may limit the recourse the Fund or Sub-Funds may have if the alternative reference rate does not fully compensate the Fund or Sub-Funds for the transition of an instrument from LIBOR. If enacted, the federal legislation may also preempt the New York statute, which may create uncertainty to the extent a party has sought to rely on the New York statute to select a replacement benchmark rate. These developments could negatively affect financial markets in general and present heightened risks, including with respect to the Sub-Funds’ investments. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments may be adversely affected.

UK Departure from the EU (“Brexit”) Risk. On January 31, 2020, the United Kingdom (“UK”) officially withdrew from the European Union (“EU”) and the two sides entered into a transition phase, where the UK effectively remained in the EU from an economic perspective, but no longer had any political representation in the EU parliament. The transition period concluded on December 31, 2020, and EU law no longer applies in the UK. On December 30, 2020, the UK and the EU signed an EU-UK Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which went into effect on January 1, 2021 and sets out the foundation of the economic and legal framework for trade between the UK and the EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the UK and wider European markets. The UK’s exit from the EU is expected to result in additional trade costs and disruptions in this trading relationship. Furthermore, there is the possibility that either party may impose tariffs on trade in the future in the event that regulatory standards between the EU and the UK diverge. The terms of the future relationship may cause continued uncertainty in the global financial markets, and adversely affect the performance of the Sub-Funds. In addition to the effects on the Sub-Funds’ investments in European issuers, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Sub-Funds’ other investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. European, UK or worldwide political, regulatory, economic or market conditions could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as the new relationship between the UK and EU is further defined and as the UK determines which EU laws to replace or replicate. In addition, Brexit could lead to further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Sub-Funds), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Brexit. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s and the Sub-Fund’s business, results of operations and financial condition.

EMU and Redenomination Risk. Brexit, the progression of the European debt crisis and the possibility of one or more Eurozone countries exiting the EMU, or even the collapse of the euro as a common currency, has created significant volatility in currency and financial markets generally. The effects of the collapse of the euro, or of the exit of one or more countries from the EMU, on the U.S. and global economies and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of a Sub-Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Sub-Funds’ portfolio investments.

Non-U.S. Regulatory Risk. Non-U.S. rules or legislation regulating Advisers and Sub-Funds may be adopted and the possible scope of any such rules or legislation is unknown.

Mortgage-Backed and Asset-Backed Securities Risk. The Sub-Funds may invest in numerous types of mortgage-backed and asset-backed securities. Such securities are extremely sensitive to the level and volatility of interest rates. The Sub-Funds may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities. The Sub-Funds may also invest in CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The issuer of a series of CMOs may elect to be treated as a REMIC. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

Sub-Fund Investments may also include asset-backed securities. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral.

Illiquidity Risk. The Sub-Funds may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. Such illiquidity may result from various factors, such as the nature of the instrument being traded, or the

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nature and/or maturity of the market in which it is being traded, the size of the position being traded, or because there is no established market for the relevant securities. Even where there is an established market, the price and/or liquidity of instruments in that market may be materially affected by certain factors. The market prices, if any, for such securities tend to be more volatile and the Sub-Funds may not be able to sell them when they desire to do so or to realize what they perceive to be their fair value in the event of a sale. For example, high-yield securities markets have suffered periods of extreme illiquidity for certain types of instruments in the past. Because of valuation uncertainty, the fair values of such illiquid investments reflected in the net asset values of the Sub-Funds attributable to such investment may not necessarily reflect the prices that would actually be obtained by the Sub-Funds when such investments are realized. If the realization occurs at a price that is significantly lower than the net asset values attributable to such investment, the Sub-Funds will suffer a loss. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Sub-Funds may encounter substantial delays in attempting to sell non-publicly traded securities.

Counterparty Risk. To the extent that a Sub-Fund engages in principal transactions, including, but not limited to, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed-income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including swap contracts. In the event of the insolvency of a counterparty, the Sub-Fund may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, a Sub-Fund will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals.

Risks Related to the Investment Manager/Advisers/Sub-Funds/Intermediary Entities

Management Risk. The Fund and the Sub-Funds are subject to management risk because they are actively managed portfolios. The Advisers apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Strategy Risk. Strategy risk is associated with the failure or deterioration of an entire strategy such that most or all investment managers employing that strategy suffer losses. Strategy specific losses may result from excessive concentration by multiple

Advisers in the same investment or general economic or other events that adversely affect particular strategies (e.g., the disruption of historical pricing relationships).

Style Drift Risk. The Investment Manager rely primarily on information provided by Advisers in assessing a Sub-Fund’s defined investment strategy, the underlying risks of such a strategy and determining whether, and to what extent, it will allocate the Fund’s assets to particular Sub- Funds. “Style drift” is the risk that a Sub-Fund may deviate from its stated or expected investment strategy. Style drift can occur abruptly if an Adviser believes it has identified an investment opportunity for higher returns from a different approach (and the Adviser disposes of an interest quickly to pursue this approach) or it can occur gradually. Style drift can also occur if a Sub-Fund focuses on factors it had deemed immaterial in its offering documents, such as particular statistical information or returns relative to certain benchmarks, or as a result of subjective judgment as to how to categorize investments. The Fund’s ability to respond to a Sub-Fund’s style drift (e.g., by redeeming its investment in such Sub-Fund) may be constrained by the redemption restrictions of such Sub-Fund.

Risks Associated with Fund Investments Through Intermediary Entities. The Fund’s use of an intermediary entity or entities to make investments in the Sub-Funds would create additional risks that would not be present if the Fund invested directly in the Sub-Funds. By investing in such entities, the Fund would be affected by any regulatory or other liabilities of such entities. Such entities would not be controlled by the Fund, and the Fund would generally have no voting rights therein. Further, the ability of the Fund to make redemptions from such entities could be restricted. Moreover, such entities could effectively freeze the Fund’s investments and block the Fund from activity. Additionally, such entities may require the Fund to provide indemnification under certain circumstances.

Reliance on Key Individuals Risk. The success of a particular Sub-Fund is dependent on the expertise of the Adviser for that Sub-Fund. Incapacitation or loss of key people within an Adviser may adversely affect a Sub-Fund and thereby the Fund. Many Advisers may have only one or a limited number of key individuals. The loss of one or more individuals from an Adviser could have a material adverse effect on the performance of such Sub-Fund which, in turn, could adversely affect the performance of the Fund.

Reliance on Service Providers Risk. The Fund relies upon the performance of service providers to perform various functions. In particular, the Investment Manager, the Administrator, the Custodian and Transfer Agent and their respective delegates, if any, perform services that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s

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UNITHOLDER UPDATE continued

performance and returns to Members. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to Unitholders.

Concentration Risk. Because the Sub-Funds may have the ability to concentrate their investments by investing an unlimited amount of its assets in a single issuer, sector, market, industry, strategy, country or geographic region, the overall adverse impact on such Sub-Fund, and correspondingly on the Fund, of adverse movements in the value of the securities of a single issuer, sector, market, industry, strategy, country or geographic region will be considerably greater than if such Sub-Fund were not permitted to concentrate its investments to such an extent. By concentrating in a specific issuer, sector, market, industry, strategy, country or geographic region, Sub-Funds will be subject to the risks of that issuer, sector, market, industry, strategy, country or geographic region, such as rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings, and may be more susceptible to risks associated with a single economic, political or regulatory circumstance or event than a more diversified portfolio might be. Moreover, a number of Sub-Funds might accumulate positions in the same or a related investment at the same time, compounding such risk.

Material, Non-Public Information Risk. From time to time, the Investment Manager or the Advisers may come into possession of confidential or material, non-public information that would limit the ability of the Fund or a Sub-Fund to acquire or dispose of investments held by the Fund or a Sub-Fund. The Fund’s or a Sub-Fund’s investment flexibility may be constrained as a consequence of the inability of the Investment Manager or the Advisers to use such information for investment purposes. Moreover, Investment Manager or the Advisers may acquire confidential or material, non-public information or be restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when the Investment Manager or the Advisers would otherwise take such an action.

Portfolio Turnover Risk. The Sub-Funds may invest and trade their portfolio securities on the basis of certain short-term market considerations. The Sub-Funds are not generally restricted in effecting transactions by any limitation with regard to portfolio turnover rate, and the turnover rate within the Sub-Funds may be significant, which will result in significant transaction costs and thereby reduce the investment performance of the Sub-Funds, and thus the Fund.

Prime Brokers and Custodians Risk. Under the arrangements between the Sub-Funds and their prime brokers and custodians, the prime brokers and custodians will have rights to identify as collateral, to rehypothecate or to otherwise use for their own purposes assets held by them for the Sub-Funds from time to time. Legal and beneficial title to such assets may therefore be transferred to the relevant prime broker and custodian. Similarly, any cash of the Sub-Funds held or received by or on behalf of a prime broker or custodian may not be treated as client money and may not be subject to the client money protections conferred by the client rules of the SEC or equivalent rules of other regulators to which such prime broker or custodian may be subject.

Accordingly, the cash of the Sub-Funds may also constitute collateral and may not be segregated from the cash of the prime brokers and custodians. Consequently, Sub-Funds may rank as an unsecured creditor in respect of such assets and cash on the insolvency of a prime broker and custodian and might not be able to recover such assets and cash in full. The inability of Sub-Funds to recover such cash could have a material adverse effect on the Fund’s performance.

Conflicts of Interest Risk. Certain of the Advisers may engage in other forms of related and unrelated activities in addition to advising Sub-Funds. They may also make investments in securities for their own account. Activities such as these could detract from the time an Adviser devotes to the affairs of Sub-Funds. In addition, certain of the Advisers may engage affiliated entities to furnish brokerage services to Sub-Funds and may themselves provide market making services, including acting as a counterparty in stock and over-the-counter transactions. As a result, in such instances the choice of broker, market maker or counterparty made by a Sub-Fund and the level of commissions or other fees paid for such services (including the size of any mark-up imposed by a counterparty) may not have been made at arm’s length.

Increase in Managed Assets Risk. The Fund may invest with Advisers who are experiencing a major increase in the assets they manage, which may impair the ability of their strategies and operations to perform up to historical levels. Many of the strategies used by the Advisers may not have been in existence during periods of major market stress, disruption or decline. As a result, it is not known how these strategies will perform in these periods.

Indemnification of Sub-Funds Risk. The subscription agreement governing the terms of an investment in a Sub-Fund generally includes an indemnification by the investor to the Sub-Fund for breaches of representations and warranties made by the investor in the subscription agreement. The potential liability pursuant to such indemnification may exceed an investor’s investment in a Sub-Fund. Additionally, the governing documents of the Sub-Funds in which the Fund will invest provide indemnification and/or exculpation for their general partners, managers, directors, their affiliates and their respective owners, employees, officers and agents for liabilities and losses incurred or arising out of their performance of services, except under certain circumstances. The economic risk to the Fund of indemnifying a Sub-Fund may be greater in situations in which a Sub-Fund has few investors or in which the Fund owns a significant percentage of the economic interests in the Sub-Fund.

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SEPTEMBER 30, 2022 (UNAUDITED)

Limited Operating History of Certain Sub-Funds Risk. Certain Sub-Funds may have no prior or limited operating history upon which the Investment Manager can evaluate their potential performance. The past investment performance of funds managed by Advisers with which the Fund invests or expects to invest may not be construed as an indication of the future results of an investment in the Fund.

Risks Associated with Lack of Sub-Fund Registration under the 1940 Act and/or Adviser Registration and the Advisers Act. Sub-Funds generally are not registered as investment companies under the 1940 Act; therefore, the Fund, as an investor in Sub-Funds, does not have the benefit of the protections afforded by the 1940 Act. The Advisers may not be registered as investment advisers under the Advisers Act, in which case the Fund, as an investor in Sub-Funds managed by such Advisers, will not have the benefit of certain of the protections afforded by the Advisers Act. However, the regulatory landscape for private Sub-Funds and their Advisers is continuing to evolve and many, though not all, U.S.-based Advisers and Advisers with a measurable amount of assets under management attributable to U.S. clients or U.S. investors in Sub-Funds they manage are now subject to Advisers Act registration and/or reporting obligations as a result of the Dodd-Frank Act. These new regulatory and reporting requirements may affect the operations and strategies of Advisers and their Sub-Funds in ways that are unexpected or not currently anticipated, may increase the costs of investing in Sub-Funds and may come to have an adverse effect on the Fund and its investment program. Additionally, these new regulatory and reporting requirements may subject Advisers and their Sub-Funds to greater regulatory scrutiny and greater risk of liability arising out of violation of these new regulatory and reporting requirements.

Risks Related to the Fund Structure

Limits on Investing in Sub-Funds. There is a risk that the Fund may be precluded from investing in certain Sub-Funds due to regulatory implications under the 1940 Act or may be limited in the amount it can invest in voting securities of Sub-Funds. Because of the Investment Manager’s actual and potential fiduciary duties to its current and future clients, the Investment Manager may limit the Fund’s ability to access or invest in certain Sub-Funds. The Fund may invest in a non-voting class of a Sub-Fund’s interests or forego certain voting rights with respect to the Sub-Funds in an effort to avoid “affiliated person” status under the 1940 Act. The Advisers may also refrain from including a Sub-Fund in the Fund’s portfolio, or may withdraw an existing investment in a Sub-Fund, subject to applicable law, in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund and the Investment Manager’s other clients if such an investment was made or maintained. In addition, the Fund’s ability to invest may be affected by considerations under other laws, rules or regulations, such as the BCHA and ERISA.

Non-Voting Securities Risk. To the extent the Fund holds non-voting securities in Sub-Funds, the Fund will not be able to vote on matters that require the approval of the interest holders of the Sub-Fund, including potential matters adverse to the Fund’s interests. The absence of voting rights potentially could have an adverse impact on the Fund, though Sub-Funds, as a general matter, rarely put matters to a vote of interest-holders and, when they do, the types of matters put to a vote are generally not important to the Fund’s primary purpose of investing in the Sub-Fund, which is to gain exposure to the returns offered by that particular Sub-Fund’s investment program.

Large Investor Risk. Common Units may be held by one or more large investors. If a large investor seeks to tender all or a portion of its investment in a Tender Offer, payment for such repurchased Common Units in the Fund may require the liquidation of investments in Sub-Funds or securities earlier than the Investment Manager would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover.

Multiple Advisers Risk. Because each Adviser will trade independently of the others, the trading losses of some Advisers could offset trading profits achieved by the profitable Advisers. The profitable Advisers would earn incentive fees even though the Fund as a whole may not be profitable. Different Advisers might compete for the same investment positions. Conversely, some Advisers may take offsetting positions which would result in transaction costs for the Fund without the possibility of profits.

Inadvertent Concentration Risk. The Advisers may utilize various investment strategies which may expose the Fund to a number of investment strategy risks. The Fund may inadvertently be exposed to concentration risk as a number of Advisers may have overlapping strategies and thus could accumulate large positions in the same or related instruments without the Investment Manager’s knowledge. Even if known, the Investment Manager’s ability to avoid such concentration would depend on its ability to reallocate Fund capital among existing or new Advisers. This might not be feasible for several months until withdrawals and contributions are permitted by the Sub-Funds.

Litigation Risk. The Fund is subject to litigation risk as an investor in a Sub-Fund. A Sub-Fund could become involved in shareholder, insider trading or other litigation as a result of its investment activities, which could adversely affect the Sub-Fund, and in turn, the Fund.

Incentive Compensation Risk. Most, if not all, Advisers will be entitled to receive incentive fees with respect to their trading for the Fund. These arrangements may give the Advisers an incentive to make riskier or more aggressive investments than they would otherwise make. Because incentive payments will be based on each Sub-Fund’s performance, the Fund itself may make incentive payments during periods when the Fund is not profitable on an overall basis (for example, because the losses of the unprofitable Advisers and the Fund’s expenses exceed the profits of the

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UNITHOLDER UPDATE continued

profitable Sub-Funds). Furthermore, Advisers may receive compensation calculated by reference to their assets under management. Such compensation arrangements may create an incentive to increase their assets under management regardless of their ability to effectively and optimally invest them.

Information Risk. Although the Investment Manager monitors the performance of the Sub-Funds, the Investment Manager must ultimately rely on (i) the Adviser to operate in accordance with the investment guidelines governing the Sub-Fund, and (ii) the accuracy of the information provided to the Investment Manager by the Adviser to the Sub-Fund. Any failure of the Adviser to operate within such guidelines or to provide accurate information with respect to such Sub-Fund could subject the Fund to losses. The Investment Manager will request information from Sub-Funds regarding their historical performance and investment strategy. However, the Investment Manager may not always be provided with such information because certain of this information may be considered proprietary information by the particular Adviser or for other reasons. This lack of access to independent information is a significant investment risk.

Furthermore, the net asset values received by, or on behalf of, the Fund from each Sub-Fund will typically be estimates only, subject to revision through the end of each Sub-Funds’ annual audit.

Valuation Risk. Due to the fact that the Fund may invest directly in the Sub-Funds or indirectly through intermediary entities, and because there will be no readily available market quotations for such securities, the valuation process for the Fund could, but under normal market conditions is not expected to, involve substantial complications. In determining the fair value of each Sub-Fund Investment on each Valuation Date, 50 South Capital Advisors, LLC (“50 South”), as Valuation Designee, will take into account the estimated net asset value of such Sub-Fund Investment provided to the Fund by the Sub-Fund itself, as well as any other considerations that may, in 50 South’s judgment, increase or decrease such estimated value. Although the Fund will conduct due diligence with respect to each Adviser and Sub-Fund in which the Fund invests, there are risks that such Sub-Funds and Advisers could have inadequate valuation procedures or could issue false reports or engage in other misconduct, all without the Fund’s knowledge.

Limited Liquidity of the Common Units Risk. The Fund has been established as a closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Closed-end funds, such as the Fund, may invest all or all or substantially all of their assets in illiquid investments (as is the Fund’s investment practice). The Investment Manager believes that investment opportunities exist in the market for Sub-Funds, which are generally illiquid. Unitholders will have no right to have their Common Units redeemed or, because the Fund is not an

“interval fund” within the meaning of Rule 23c-3 under the 1940 Act, repurchased by the Fund at any time. While the Fund expects to offer to repurchase Common Units from Unitholders from time to time, no assurance can be given that these repurchases will occur as scheduled or at all because repurchases, including the amounts thereof, will be conducted at the sole discretion of the Board. The Fund may be less likely to conduct tenders during periods of exceptional market conditions or when Sub-Funds suspend redemptions. Accordingly, there may be years in which no tender offer is made and Unitholders may be unable to realize their investment at NAV or at all. No market currently exists for the Units. The Units are not and will not be listed on any national securities exchange, and the Fund does not anticipate that a secondary market will develop for the Units. None of the Fund, the Investment Manager, or the financial intermediaries intends to make a market in the Units and the Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Declaration of Trust. The Units are appropriate only for those investors who do not require a liquid investment and who are aware of the substantial risks involved in investing in the Fund. The Fund is not an appropriate investment for investors who desire the ability to reduce their investment to cash on a timely basis.

There will be a substantial period of time between the date as of which a Common Unitholder must accept the Fund’s offer to repurchase their Common Units and the date such Common Unitholder can expect to receive cash payment for their Common Units from the Fund. During this period investors will be subject to the risk that the Fund becomes unable to meet its obligations. Common Unitholders whose Common Units are accepted for repurchase bear the risk that the Fund’s NAV may fluctuate significantly between the time that they accept the Fund’s offer to repurchase Common Units and the date as of which such Common Units are valued for purposes of such repurchase. Common Unitholders will have to decide whether to accept the Fund’s offer to repurchase Common Units without the benefit of having current information regarding the value of the Common Units on a date proximate to the date on which the Common Units are valued by the Fund for purposes of effecting such repurchases. Payment for repurchased Common Units in the Fund may require the liquidation of investments in Sub-Funds or securities earlier than the Investment Manager would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. Such liquidations may also cause the Fund to sell its more liquid investments, which may reduce the ability of the Fund to conduct future tender offers.

Distributions In-Kind Risk. The Fund has the right to distribute securities as payment for repurchased Units in certain limited circumstances, including where the Fund receives an in-kind distribution from Sub-Funds of transferable securities that the Fund cannot liquidate itself prior to making the distribution. In the event that the Fund makes such an in-kind distribution of

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SEPTEMBER 30, 2022 (UNAUDITED)

securities, Unitholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

No Participation of Unitholders Risk. Except for certain voting rights, Unitholders will have no right or power to participate in the management or control of the business of either the Fund or the Sub-Funds and thus must depend solely on the ability of the Investment Manager, the Board, and the Advisers with respect to making investments. In addition, Unitholders will not have an opportunity to evaluate the specific investments made by the Sub-Funds or the terms of any investment made by the Sub-Funds.

Management of the Fund Risk. The members of the Board and employees of the Investment Manager will work on projects for the Investment Manager and The Northern Trust Company and their affiliates and respective clients that do not relate to the Fund. Additionally, the Independent Trustees may devote their time to other projects unrelated to the Fund. Conflicts of interest may arise in allocating opportunities, management time, services or functions among the respective officers and employees of the Investment Manager. The members of the Board, employees of the Investment Manager and their affiliates are not obligated to devote any particular portion of time to the affairs of the Fund.

Bank Regulatory Risks. The Investment Manager is a wholly owned subsidiary of the Northern Trust Corporation, a bank holding company that is regulated by the Fed as a financial holding company under the BHCA. Northern Trust Corporation and its affiliates and subsidiaries, including The Northern Trust Company and the Investment Manager, are subject to extensive regulation and supervision under federal and state banking laws and regulations. These laws and regulations, among other things, impose potentially significant limitations on the type and level of investments that can be made by Northern Trust, the Investment Manager and the Fund. As a result, these laws and regulations may have an adverse effect on the Fund’s total returns. In addition, changes to banking laws and regulations in the future may restrict the activities and investments of the Fund and the Investment Manager, or may limit Northern Trust’s financial and other relationships with the Investment Manager or Fund in a manner that may have an adverse impact on these funds.

Conflicts of Interest

Actual and potential conflicts of interest may arise between the Investment Manager and its affiliates, on the one hand, and the Fund, on the other hand. Certain potential conflicts of interest are set forth below. The list below is not exhaustive. Other actual and potential conflicts not discussed below may arise in connection with the operation and management of the Fund.

Transactions with Affiliates of the Investment Manager. The Investment Manager may, in its discretion, cause the Fund to enter into agreements with the Investment Manager or its affiliates in accordance with the requirements of the 1940 Act. Such agreements require prior approval of the Board. In such event, the Investment Manager will seek to ensure that such agreements are on terms not less favorable to the Fund than those generally available from qualified independent third parties. The Investment Manager or its affiliates may provide financial or other related services or have other business relationships with Sub-Funds or their principals. Such arrangements may provide the Investment Manager with an incentive to cause the Fund to invest in such Sub-Funds. Cash balances of the Fund may be deposited into money market funds sponsored or advised by, or deposits of, The Northern Trust Company or its affiliates, in the discretion of the Investment Manager. Although such balances may be subject to double fees, given the de minimis amount of such balances, the Fund believes that it will be more efficient to deposit such balances as set forth above rather than to make direct investments.

Allocation of the Investment Manager’s Resources. The services that the Investment Manager has agreed to provide to the Fund are not exclusive. The Investment Manager and its affiliates are free to and do render similar services to others, including affiliated investment funds having objectives overlapping with those of the Fund.

Material, Nonpublic Information. From time to time, the Investment Manager may come into possession of material, nonpublic information that would limit the ability to buy and sell investments. The Fund’s investment flexibility may be constrained as a consequence of the Investment Manager’s inability to use such information for investment purposes. The Fund may experience losses if it is unable to sell an investment that it holds because the Investment Manager has obtained material, nonpublic information about such investment.

Changes Occurring During the Prior Fiscal Period

The following information in this semiannual report is a summary of certain changes during the most recent fiscal period. This information may not reflect all of the changes that have occurred since you purchased units of the Fund.

During the most recent fiscal period, there have been no changes to: (i) the Fund’s investment objective and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, except for the following risk factors, which have been updated in the ordinary course to reflect current events and market developments: Inflation/Deflation Risk, Legislation and Regulatory Risks, Market Disruption and Geopolitical Risk, LIBOR Risk, UK Departure from the EU (“Brexit”) Risk and Valuation Risk; (iii) the portfolio managers of the Fund; or (iv) the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders.

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ALPHA CORE STRATEGIES FUND

OFFICERS	SEPTEMBER 30, 2022 (UNAUDITED)

Set forth below is information about the Officers of Alpha Core Strategies Fund. A brief statement of their present positions and principal occupations during the past five years is also provided.

OFFICERS OF THE FUND

NAME, AGE, BUSINESS ADDRESS, POSITIONS HELD WITH FUND AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Jeffrey Buth Age: 48 50 South LaSalle Street Chicago, IL 60603 President since July 2022

•  Senior Vice President and Chief Financial Officer at 50 South Capital Advisors, LLC since March 2019;

•  Treasurer of Alpha Core Strategies Fund from November 2020 to June 2022;

•  Chief Accounting Officer at Balyasny Asset Management, LLC from January 2018 to January 2019;

•  Controller at Balyasny Asset Management, LLC from May 2013 to December 2017.

Joshua E. Abrego Age: 36 50 South LaSalle Street Chicago, IL 60603 Treasurer since July 2022

•  Controller at 50 South Capital Advisors, LLC since February 2020;

•  Director at PricewaterhouseCoopers LLP from July 2018 to January 2020;

•  Manager at PricewaterhouseCoopers LLP from July 2014 to June 2018;

•  Senior Associate at PricewaterhouseCoopers LLP from July 2011 to July 2014;

•  Associate at PricewaterhouseCoopers LLP from January 2010 to June 2011.

Craig R. Carberry, Esq. Age: 61 50 South LaSalle Street Chicago, IL 60603 Secretary since 2011

•  Deputy General Counsel at The Northern Trust Company since August 2020;

•  Associate General Counsel at The Northern Trust Company from June 2015 to August 2020 and Senior Vice President since June 2015;

•  Chief Compliance Officer of Northern Trust Investments, Inc., from October 2015 to June 2017 and Secretary since 2000;

•  Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company from July 2014 to June 2015;

•  Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000 to 2014;

•  Secretary of 50 South Capital Advisors, LLC since 2015;

•  Secretary of Equity Long/Short Opportunities Fund from 2011 to 2019;

•  Secretary of FlexShares Trust since 2011;

•  Secretary of Northern Funds and Northern Institutional Funds since 2010;

•  Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Justin R. Redeker Age: 37 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2020

•  General Counsel of 50 South Capital Advisors, LLC since April 2022;

•  Senior Vice President of 50 South Capital Advisors, LLC since March 2022;

•  Senior Legal Counsel of 50 South Capital Advisors, LLC from June 2020 to April 2022;

•  Vice President of 50 South Capital Advisors, LLC from June 2020 to February 2022;

•  Partner at Kirkland & Ellis LLP from October 2019 to June 2020;

•  Associate at Kirkland & Ellis LLP from October 2014 to October 2019;

•  Associate at Bronson & Kahn LLC from October 2013 to October 2014.

Rebecca A. Paulzine Age: 43 50 South LaSalle Street Chicago, IL 60603 Interim Chief Compliance Officer since July 2022

•  Senior Vice President and Deputy Chief Compliance Officer of Northern Trust Investments, Inc. since May 2022;

•  Chief Compliance Officer of Belvedere Advisors LLC since May 2022;

•  Interim Chief Compliance Officer of 50 South Capital Advisors, LLC since July 2022;

•  Vice President and Senior Counsel of PPM America, Inc. from September 2018 to May 2022;

•  Assistant General Counsel of Edward Jones from September 2014 to September 2018.

Darlene A. Chappell Age: 59 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•  Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015;

•  Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund from 2011 to 2019;

•  Anti-Money Laundering Compliance Officer for FlexShares Trust since 2011;

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc. and Northern Trust Securities, Inc. since 2009;

•  Vice President and Compliance Consultant for The Northern Trust Company since 2006;

•  Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013.

(1)

Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified. Officers listed are those serving the Fund as of the mailing date of this report.

ALPHA CORE STRATEGIES FUND  30  SEMIANNUAL REPORT

ALPHA CORE STRATEGIES FUND

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s web site at sec.gov.

PROXY VOTING

A description of the Fund’s Proxy Voting Policies and Procedures and the Fund’s portfolio securities voting record, for the 12-month period ended June 30 are available, without charge, upon request, by contacting the investment manager at 800-595-9111 or by visiting the SEC’s web site at sec.gov.

SEMIANNUAL REPORT  31  ALPHA CORE STRATEGIES FUND

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for the reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for the reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for the reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1(a) of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for the reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for the reporting period.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable for the reporting period.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)	Not applicable.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Alpha Core Strategies Fund

By (Signature and Title)*	/s/ Jeffrey R. Buth
Jeffrey R. Buth, President
(Principal Executive Officer)

Date	December 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jeffrey R. Buth
Jeffrey R. Buth, President
(Principal Executive Officer)

Date	December 5, 2022

By (Signature and Title)*	/s/ Joshua E. Abrego
Josh Abrego, Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Date	December 5, 2022

*	Print the name and title of each signing officer under his or her signature.